Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND

Administrator Class

Supplement dated April 27, 2007, to the Prospectus dated March 1, 2007.

Effective immediately, the following information on page 32, under the heading “Sub-Adviser,” “Wells Capital Management Incorporated” shall be replaced by “Schroder Investment Management North America Inc.”

104614 04-07	SCAM047/P203SP 04-07